UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 21, 2008	.

FIRST LITCHFIELD FINANCIAL CORPORATION .
(Exact name of registrant as specified in charter)

Delaware	0-28815	06-1241321
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13 North Street, Litchfield, Connecticut		06759.
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code:  (860) 567-8752

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
First Litchfield Financial Corporation

Section 7.	Regulation FD.

Item 7.01.	Regulation FD Disclosure.

Materials presented by Carroll A. Pereira, Treasurer of First Litchfield Financial Corporation (the “Corporation”), at the Annual Meeting of Shareholders on May 21, 2008 are attached as Exhibit 99.1.

Section 9.	Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Presentation materials at the Annual Meeting of Shareholders of First Litchfield Financial Corporation on May 21, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: May 21, 2008	FIRST LITCHFIELD FINANCIAL CORPORATION

	By:	/s/ Carroll A. Pereira
Carroll A. Pereira
Treasurer